F.N.B. Corporation Investor Presentation BMO Capital Markets – Pittsburgh, PA August 20, 2013 Exhibit 99.1

Cautionary Statement Regarding Forward-Looking Information
and Non-GAAP Financial Information

This presentation and the reports F.N.B. Corporation files with the Securities and Exchange Commission often contain “forward-looking statements”
relating to present or future trends or factors affecting the banking industry and, specifically, the financial operations, markets and products of F.N.B.
Corporation. These forward-looking statements involve certain risks and uncertainties. There are a number of important factors that could cause F.N.B.
Corporation’s future results to differ materially from historical performance or projected performance. These factors include, but are not limited to: (1) a significant increase in competitive pressures among financial institutions; (2) changes in the interest rate environment that may reduce interest margins;
(3) changes in prepayment speeds, loan sale volumes, charge-offs and loan loss provisions; (4) general economic conditions; (5) various monetary and fiscal policies and regulations of the U.S. government that may adversely affect the businesses in which F.N.B. Corporation is engaged; (6) technological issues which may adversely affect F.N.B. Corporation’s financial operations or customers; (7) changes in the securities markets; (8) risk factors mentioned in the reports and registration statements F.N.B. Corporation files with the Securities and Exchange Commission; (9) housing prices; (10) job market; (11)
consumer confidence and spending habits; (12) estimates of fair value of certain F.N.B. Corporation assets and liabilities; (13) transaction risks associated with the pending mergers of PVF Capital Corp. and BCSB Bancorp, Inc., and integration challenges related to the recently completed merger with
Annapolis Bancorp, Inc. and the difficulties encountered in expanding into a new market; or (14) the effects of current, pending and future legislation, regulation and regulatory actions.  F.N.B. Corporation undertakes no obligation to revise these forward-looking statements or to reflect events or circumstances after the date of this presentation.
To supplement its consolidated financial statements presented in accordance with Generally Accepted Accounting Principles (GAAP), the Corporation
provides additional measures of operating results, net income and earnings per share (EPS) adjusted to exclude certain costs, expenses, and gains and losses.  The Corporation believes that these non-GAAP financial measures are appropriate to enhance the understanding of its past performance as well as prospects for its future performance.  In the event of such a disclosure or release, the Securities and Exchange Commission’s Regulation G requires: (i)
the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP.  The required presentations and reconciliations are contained herein and can be found at our website, www.fnbcorporation.com, under “Shareholder and Investor Relations” by clicking on “Non-GAAP Reconciliation.”
The Appendix to this presentation contains non-GAAP financial measures used by the Corporation to provide information useful to investors in understanding the Corporation's operating performance and trends, and facilitate comparisons with the performance of the Corporation's peers.  While the
Corporation believes that these non-GAAP financial measures are useful in evaluating the Corporation, the information should be considered supplemental in nature and not as a substitute for or superior to the relevant financial information prepared in accordance with GAAP.  The non-GAAP financial measures used by the Corporation may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations.  This information should be reviewed in conjunction with the Corporation’s financial results disclosed on July 23, 2013 and in its periodic filings with the Securities and Exchange Commission.

Merger of F.N.B. and PVF Capital. In connection with the pending merger between F.N.B. and PVF Capital Corp., a definitive proxy statement of PVF Capital and prospectus of F.N.B. will be filed with the SEC.  SHAREHOLDERS OF PVF CAPITAL CORP. ARE URGED TO READ THE DEFINITIVE PROXY
STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR
SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
F.N.B. and PVF Capital and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from PVF Capital shareholders in connection with the proposed merger. Information concerning such participants’ ownership of PVF Capital common shares will be set forth in the definitive proxy statement/prospectus.
Merger of F.N.B. and BCSB Bancorp. In connection with the proposed merger between F.N.B. and BCSB Bancorp, a definitive proxy statement of BCSB
Bancorp and prospectus of F.N.B. will be filed with the SEC.  SHAREHOLDERS OF BCSB BANCORP, INC. ARE URGED TO READ THE DEFINITIVE
PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS
OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
F.N.B. and BCSB Bancorp and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from BCSB
Bancorp shareholders in connection with the proposed merger. Information concerning such participants’ ownership of BCSB Bancorp common stock will be set forth in the definitive proxy statement/prospectus.
Where to Find Additional Information. A free copy of the definitive proxy statement/prospectus for each pending merger (when it is available), as well as other documents containing information about F.N.B. Corporation, PVF Capital Corp. and BCSB Bancorp, Inc., may be obtained at the SEC’s Internet site
(http://www.sec.gov).  In addition, investors and security holders may obtain free copies of the documents that F.N.B., PVF Capital and BCSB Bancorp  have filed with the SEC by contacting the following persons at each corporation:
F.N.B.: James G. Orie, Chief Legal Officer, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, PA 16148, telephone: (724) 983-3317
PVF Capital: Jeffrey N. Male, Secretary, PVF Capital Corp., 30000 Aurora Road, Solon, OH 44139, telephone: (440) 248-7171
BCSB Bancorp: Joseph J. Bouffard, President and Chief Executive Officer, BCSB Bancorp, Inc., 4111 East Joppa Road, Baltimore, MD 21236, telephone:
(410) 256-5000
Important Information About the Pending Mergers

4 F.N.B. Corporation Key Investment Considerations About F.N.B. Corporation Experienced Leadership Team Reposition and Reinvest Strategy Drives Growth Strong Operating Trends

Key Investment Considerations

KEY INVESTMENT CONSIDERATIONS – Differentiating Factors
Consistent Strategy Focused on Long-Term Perspective
Achieved organic growth throughout the recent economic cycle, largely driven by growth in loans and low-cost deposits
Consistent and high-quality operating results
Continuous investments in People, Process, Products and Productivity
Maintain lower-risk profile with significant investments in enterprise-wide risk management
Strong culture focused on people, talent management, cross-sell and sophisticated product offerings
Proven success achieving top market position in major markets and across footprint
Proven ability to compete effectively against much larger peers
Disciplined acquisition and expansion strategy focused on organic growth potential
Long-term investment thesis centered on efficient capital management and generating shareholder value
Attractive relative valuation with consistent and supported P/TBV, modest P/E and strong dividend yield

About F.N.B. Corporation

Fourth Largest
Pennsylvania-Based Bank
Positioned for Sustained Growth
Consistent, Strong Operating Results
Operating Strategy
•
Assets:$14.0 billion (1)
•
Loans:$9.5 billion (1)
•
Deposits:$11.6 billion (1)
•
Banking locations:286 (1)
•
Consumer finance locations:72
•
Attractive and expanding footprint: PA/OH/MD/WV: Banking
locations span 56 counties and four states (1)
•
Leading market position (Pro-Forma) (2)
•
#3 market share in the Pittsburgh MSA
•
#10 market share in the Baltimore MSA
•
#6 overall market position for all counties of operation
•
Top quartile profitability performance
•
Deliver consistent, solid results
•
Industry-leading, consistent loan growth through recent
economic cycle
•
Strong performance:3-year total shareholder return of 88% (3)
•
Reposition and reinvest for sustained growth; maintain low-risk profile
•
Reposition and reinvest for sustained growth
•
Maintain disciplined expense control
•
Expanding market share potential and growth opportunities
•
Maintain low-risk profile
(1) Pro-forma for pending acquisition of PVFC, expected to close October 2013 with assets of approximately $0.8 billion, loans of $0.6 billion, deposits of $0.6 billion and 16 banking locations and BCSB  Bancorp, expected to close 1Q14 with assets of approximately $0.6 billion, loans of $0.3 billion, deposits of $0.6 billion and 16 banking locations (2) SNL Financial, Pro-forma for PVFC & BCSB, excludes custodian bank; (3) As of August 14, 2013

Years of
Banking
Experience Joined FNB Prior Experience
President and CEO
Vincent J. Delie, Jr. 26 2005 National City
President, First National Bank
John C. Williams, Jr. 42 2008 Huntington
National City
Mellon Bank
Chief Financial Officer
Vincent J. Calabrese, Jr. 25 2007 People’s United
Chief Credit Officer
Gary L. Guerrieri 27 2002 FNB
Promistar
Experienced Leadership Team

Experienced and respected executive management team

Reposition and Reinvest Strategy

Talent Management
Geographic Segmentation
Sales Management/Cross-Sell
Product Development
Branch Optimization
Electronic Delivery Investment
Proven ability to attract talent
Consistent, strong operating results
Revenue growth
Consistent organic loan growth
High-quality growth led by C&I portfolio
Attractive market position
Expanded market share potential via entry and
expansion in attractive markets
Strong 3-year total shareholder return
Strategic Focus Drives Long-Term Growth and Performance
Actions Results
Utilize Acquisitions to Enhance Growth
Opportunities

Reposition and Reinvest  – Actions Drive Long-Term Performance

2009 2010 2011 2012 2013 YTD
PEOPLE Talent Management
Strengthened team through key
hires; Continuous team
development
Attract, retain, develop best talent
Geographic Segmentation
Regional model
Regional
Realignment
Created 5 & 6
Regions
PROCESS Sales Management/Cross Sell
Proprietary sales management
system developed and
implemented: Balanced
scorecards, cross-functional
alignment
Consumer
Banking
Scorecards
Consumer Banking Refinement/Daily Monitoring
Continued
Utilization
Commercial
Banking Sales
Management
Expansion to additional lines of
business
Private Banking,
Insurance,
Wealth
Management
PRODUCT Product Development
Deepened product set and niche
areas allow FNB to successfully
compete with larger banks and
gain share
Private Banking Capital Markets
Online and mobile banking investment
/implementation –
Online banking enhancements, mobile
banking and app
Online/mobile
banking
infrastructure
complete with
mobile remote
deposit capture
and online
budgeting tools
Asset Based
Lending
Small Business
Realignment
Treasury
Management
PRODUCTIVITY Branch Optimization
Continuous evolution of branch
network to optimize profitability
and growth prospects
De-Novo Expansion 9 Locations
Continuous
Evaluation
Consolidate 2
Locations
Consolidate 6
Locations
Consolidate 37
Locations
Acquisitions
Opportunistically expand
presence in attractive markets
CB&T Parkvale
ANNB Closed 4/13
PVFC 10/13
BCSB 1Q14
th th

Strong Operating Trends Outperform Peers

17.33%
17.46%
18.77%
16.32%
14.71%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
18.00%
20.00%
2Q13 1Q13 2012 2011 2010
ROTE
(1)
FNB Peer Group Median
0.28%
0.35%
0.58%
0.77%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
2013YTD 2012 2011 2010
Net Charge-Offs to Average Loans
FNB Peer Group Median
58.6%
59.8%
57.7%
59.7%
60.7%
30.0%
35.0%
40.0%
45.0%
50.0%
55.0%
60.0%
65.0%
70.0%
2Q13 1Q13 2012 2011 2010
Efficiency Ratio
FNB Peer Group Median
3.63%
3.66% 3.66%
3.70% 3.70%
2.50%
2.70%
2.90%
3.10%
3.30%
3.50%
3.70%
3.90%
2Q13 1Q13 4Q12 3Q12 2Q12
Net Interest Margin
FNB Peer Group Median
The above represents full-year 2010, 2011, 2012 and/or quarterly,  year-to-date results where noted.  Refer to Supplemental Information for peer group listing.
(1) Operating results, refer to Supplemental Information for details

Relationship-Based Focus Drives Consistent Organic Growth

Balances shown are period-end balances, $ in billions.  Organic balances exclude acquired balances of ANNB, PVSA and CB&T
(1)  Core commercial loan portfolio, excluding the Florida portfolio; (2) Consumer loans excludes the residential portfolio
(1)
(2)
CAGR (%)
Organic 9%
Total 14%
CAGR (%)
Organic 20%
Total 25%
CAGR (%)
Organic 9%
Total 16%
$4.0
$3.9
$3.5
$3.2
$4.7
$4.4
$3.8
$3.2
$-
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
$4.5
$5.0
6/30/13 12/31/12 12/31/11 12/31/10
Commercial Loan Portfolio
Total Organic
$2.5
$2.3
$2.1
$2.0
$2.8
$2.6
$2.2
$2.0
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
6/30/13 12/31/12 12/31/11 12/31/10
Consumer Loan Portfolio
Total Organic
$3.0
$2.8
$2.2
$1.7
$2.7
$2.6
$2.1
$1.7
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
6/30/13 12/31/12 12/31/11 12/31/10
DDA's and Customer Repos
Total Organic
“What Gets Measured Gets Done”
A cross-functional, disciplined sales
management process drives loan growth
and growth in lower cost transaction
deposits, supporting the net interest
margin, delivering greater profitability and
deepening the client relationship.

Market Position Top Overall and MSA Market Position Regional Alignment Presence in Major Markets Significant Commercial Prospects 12

FNB Maryland Region
Chatham
Dunkirk
Jamestown
Hornell
Bath
Ithaca
Norwich
Harpersfield
Elmira
Binghamton
Shandaken
Wellsville
Warren
Allegheny Plateau
Wellsboro
Ulster
Poughkeepsie
Sandusky
St Marys
Clarion
Clearfield
Bloomsburg
Hazleton
Paterson
Newark
Allentown
Elizabeth
Edison
Mansfield
Canton
Levittown
Trenton
Philadelphia
Wilmington
Lancaster
New Martinsville
Fairmont
Morgantown
Cumberland
Hagerstown
Chillicothe
Athens
Parkersburg
Winchester
Jackson
Ripley
Buckhannon
Elkins
Washington
Columbia
Portsmouth
Shenandoah Valley
Harrisonburg
Burke
Dale City
Alexandria
Huntington
Charleston
Glade View
Staunton
Salisbury
Cambridge

F.N.B. Corporation

FNB’s model utilizes six regions, including three in top 30 MSA markets, with each having a regional headquarters housing cross-functional teams.
FNB Banking Footprint - Regional Alignment

Source: SNL Financial, Pro-Forma for PVFC and BCSB
Top 30 MSA Presence
MSA Population
2.7 million
#20 MSA
2.4 million
#22 MSA
2.1  million
#28 MSA
Cleveland MSA
Pittsburgh MSA
Baltimore MSA
PVFC Acquisition
Expected
Completion
October 2013
FNB
Northwest Region
FNB
Central Region
FNB
Capital Region
FNB
Pittsburgh Region
FNB
Cleveland Region
ANNB Completed
4/6/2013 &
BCSB Acquisition
Expected
Completion 1Q14
Baltimore,
MD
Pittsburgh,
PA
Cleveland,
OH

Top Overall Market Position

Source:  SNL Financial, deposit data as of June 30, 2012, pro-forma as of August 1, 2013, excludes custodial bank.
FNB Pennsylvania Counties of Operation
Rank Institution
Branch
Count
Total Market
Deposits
($ 000)
Total
Market
Share
(%)
1 PNC Financial Services 307 51,112,184 34.1
2 Royal Bank of Scotland 209 9,814,813 6.5
3 F.N.B. Corporation 228 8,548,326 5.7
4 M&T Bank Corp. 130 6,703,099 4.5
5 Wells Fargo & Co. 65 4,776,100 3.2
6 First Commonwealth 101 3,957,651 2.6
7 Banco Santander 75 3,854,650 2.6
8 Dollar Bank 37 3,453,494 2.3
9 First Niagara Financial 73 3,147,291 2.1
10 Susquehanna Bancshares 80 3,123,468 2.1
Total (1-138) 2,456 149,889,192 100.0
FNB All Counties of Operation
Rank Institution
Branch
Count
Total Market
Deposits
($ 000)
Total
Market
Share
(%)
1 PNC Financial Services 528 65,301,326 23.2
2 M&T Bank Corp. 233 21,213,357 7..5
3 Bank of America 97 15,978,316 5.7
4 Royal Bank of Scotland 298 14,949,617 5.3
5 KeyCorp 99 11,129,246 3.9
6 F.N.B. Corporation 286 10,705,197 3.8
7 Wells Fargo & Co 123 10,507,174 3.7
8 Huntington 223 10,492,839 3.7
9 FirstMerit Corp. 104 6,513,189 2.3
10 TFS Financial 22 6,162,459 2.2
Total (1-244) 4,365 281,982,314 100.0
FNB holds the #3 overall retail market position for Pennsylvania counties of operation and #6 position for all counties

MSA Market Share - Proven Success, Opportunity For Growth

Source:  SNL Financial, deposit data as of June 30, 2012, pro-forma as of August 1, 2013, excludes custodial bank (Pittsburgh MSA).
All Other MSA’s represent MSA’s with FNB presence excluding Pittsburgh, Cleveland and Baltimore MSA’s.
Established MSA Markets – Proven Success, Leading Share Position Achieved
Recent and Pending Expansion MSA Markets – Opportunity for Growth
Pittsburgh, PA MSA
Rank Institution
Total Deposits
($ 000's)
Market
Share (%)
1 PNC Financial Services Group Inc. 42,596,832 54.7
2 Royal Bank of Scotland Group Plc 6,883,477 8.8
3 F.N.B. Corporation 3,524,259 4.5
4 Dollar Bank Federal Savings Bank 3,453,494 4.4
5 First Niagara Financial Group Inc. 2,830,934 3.6
6 Huntington Bancshares Inc. 2,526,263 3.2
7 First Commonwealth Financial Cor 2,426,042 3.1
8 S&T Bancorp Inc. 1,684,601 2.2
9 TriState Capital Holdings Inc. 1,679,984 2.2
10 Northwest Bancshares Inc. 1,046,252 1.3
All Other FNB MSA's (excludes Pittsburgh, Baltimore, Cleveland)
Rank Institution
Total Deposits
($ 000's)
Market
Share (%)
1 PNC Financial Services Group Inc. 10,910,138 11.8
2 M&T Bank Corp. 6,599,882 7.1
3 F.N.B. Corporation 5,219,603 5.6
4 Wells Fargo & Co. 4,734,090 5.1
5 Banco Santander SA 3,854,650 4.2
6 Huntington Bancshares Inc. 3,839,197 4.1
7 Royal Bank of Scotland Group Plc 3,645,447 3.9
8 FirstMerit Corp. 3,163,562 3.4
9 Susquehanna Bancshares Inc. 2,946,878 3.2
10 JPMorgan Chase & Co. 2,481,729 2.7
Baltimore-Towson, MD MSA
Rank Institution
Total Deposits
($ 000's)
Market
Share (%)
1 Bank of America Corp. 15,836,195 24.8
2 M&T Bank Corp. 14,823,019 23.2
3 PNC Financial Services Group Inc. 6,659,451 10.4
4 Wells Fargo & Co. 5,913,121 9.3
5 BB&T Corp. 3,612,709 5.7
6 SunTrust Banks Inc. 2,084,077 3.3
7 Susquehanna Bancshares Inc. 1,188,991 1.9
8 First Mariner Bancorp 1,030,695 1.6
9 Capital One Financial Corp. 931,446 1.5
10 F.N.B. Corporation 913,327 1.4
Cleveland-Elyria-Mentor, OH MSA
Rank Institution
Total Deposits
($ 000's)
Market
Share (%)
1 KeyCorp 9,961,386 19.8
2 PNC Financial Services Group Inc. 5,758,463 11.5
3 TFS Financial Corp. (MHC) 5,628,594 11.2
4 Royal Bank of Scotland Group Plc 4,420,693 8.8
5 Huntington Bancshares Inc. 4,212,182 8.4
6 Fifth Third Bancorp 3,531,385 7.0
7 FirstMerit Corp. 3,349,627 6.7
8 JPMorgan Chase & Co. 2,738,568 5.4
9 U.S. Bancorp 1,979,041 3.9
10 Dollar Bank Federal Savings Bank 1,662,699 3.3
14 F.N.B. Corporation 649,212 1.3

Population
Rank MSA (000's) #1 #2 #3
1
New York
(1)
18,897    JPM BofA Citi
2 Los Angeles 12,829    BofA Wells Fargo Mitsubishi UFJ
3 Chicago 9,461      JPM BMO BofA
4 Dallas 6,372      BofA JPM Wells Fargo
5 Philadelphia 5,965      BofA Capital One TD
6 Houston 5,947      JPM Wells Fargo BofA
7 Washington 5,582      Capital One Wells Fargo BofA
8 Miami 5,565      Wells Fargo BofA Citi
9 Atlanta 5,269      SunTrust Wells Fargo BofA
10 Boston 4,552      BofA RBS Banco Santander
11 San Francisco 5,335      BofA Wells Fargo Citi
12 Detroit 4,296      JPM Comerica BofA
13 Riverside 4,225      BofA Wells Fargo JPM
14 Phoenix 4,193      Wells Fargo JPM BofA
15 Seattle 3,440      BofA Wells Fargo U.S. Bancorp
16
Minneapolis
(1)
3,280      Wells Fargo U.S. Bancorp TCF
17 San Diego 3,095      Wells Fargo Mitsubishi UFJ BofA
18 St. Louis 2,813      U.S. Bancorp BofA Commerce
19 Tampa 2,783      BofA Wells Fargo SunTrust
20 Baltimore 2,710      BofA M&T PNC
21 Denver 2,543      Wells Fargo FirstBank U.S. Bancorp
22
Pittsburgh
(1)
2,356      PNC RBS
23 Portland 2,226      BofA U.S. Bancorp Wells Fargo
24 Sacramento 2,149      Wells Fargo BofA U.S. Bancorp
25 San Antonio 2,143      Cullen/Frost BofA Wells Fargo
Top 3 Banks in MSA by Deposit Market Share
Unique #3 Position in a Major Market

Source:  MSA population per U.S. Census Bureau 2010 data; Deposit market share per SNL Financial as of June 30, 2012, pro-forma as of August 1, 2013
(1) Excludes custodial bank
F.N.B. Corporation
FNB is uniquely
positioned  as
one of only very
few community
banks to hold a
Top 3 deposit
market rank in
one of the
nation’s 25
largest
metropolitan
statistical areas.

Significant Commercial Prospects

Note: Above metrics at the MSA level
(1) Data per U.S. Census Bureau
(2) Data per Hoover’s as of August 14, 2013
Strong Concentration of Commercial Prospects
Over 175,000 Total Businesses
1,912
1,986 2,112
8,913
9,690
10,479
12,851
13,345 13,410
52,149
59,240
65,169
Youngstown MSA Scranton MSA Harrisburg MSA Cleveland MSA Pittsburgh MSA Baltimore MSA
# of Business with Revenue >$1M Total Businesses
Significant Commercial Prospects Concentrated in Pittsburgh, Baltimore & Cleveland
Opportunity to Leverage Core Competency and Drive Sustained Organic Growth
(1)
(2)
(1)

18 Acquisition Strategy Disciplined and Consistent Strategy Significant Expansion Enhanced Organic Growth Prospects

Acquisition Strategy

Disciplined and Consistent Acquisition Strategy
Disciplined identification and focus on markets that
offer potential to leverage core competencies and
growth opportunities
Create shareholder value
Meet strategic vision
Fit culturally
Targeted financial and capital recoupment hurdles
Proficient and experienced due diligence team
Extensive and detailed due diligence process
Superior post-acquisition execution
Execute FNB’s proven, scalable, business model
Proven success assimilating FNB’s strong sales culture
Criteria
Evaluation
Strategy Strategy
Execution
Strategy
Criteria
Evaluation
Execution

Significant Acquisition-Related Expansion

FNB Banking Location (pro-forma)
12
th
bank acquisition
since 2002 announced
June 14, 2013 (BCSB)
Pre-2002
Presence
Additional
Acquisition-Related Expansion
Pittsburgh
MSA Acquisition Expansion
Cleveland MSA
Expansion
Baltimore MSA
Pittsburgh MSA
Cleveland MSA
PVFC Acquisition
Target Completion
October 2013
ANNB Completed
4/6/2013 &
BCSB Acquisition
Target Completion
1Q14
Maryland Acquisition-
Related Expansion
Cleveland
Hermitage
Erie
State College
Harrisburg
Philadelphia
Scranton
Baltimore
Pittsburgh
WV
OH
PA
NY
MD
Fourth consecutive
acquisition in a major MSA
Status of recent acquisitions
ANNB closed 4/6/2013
PVFC expected close
10/2013
BCSB expected close
1Q14
Five acquisitions since 2010
Ten acquisitions since 2005

✓	✓	
			✓	✓	
			✓	✓	
			✓	✓	
			✓		✓

F.N.B. Corporation

M&A Strategic Update – Progressing as Planned

Significant Progress Replicating Proven Success in Pittsburgh MSA
to Expansion Markets of Baltimore MSA (ANNB And BCSB Acquisitions) and Cleveland MSA (PVFC Acquisition)
Strategies
Pittsburgh
MSA
Baltimore
MSA
Cleveland
MSA
Market Characteristics
Support Sustained
Organic Growth
Markets with considerable
scale and growth
opportunities.
Density of commercial
prospects, strong consumer,
wealth, private banking,
insurance opportunities
support FNB’s strategy.
Commercial Prospects
(1)
59,240 65,169 52,149
Population 2.4 million 2.7 million 2.1 million
Median Household Income $46,000 $63,000 $45,000
Single Family Housing Permits
YOY Change (6/13)
(3)
31% 40% 23%
FNB Execution in
Market
Instills FNB Culture
Assemble strong regional
leadership with established
market connections.
Build experienced cross-
functional team.
Deploy proprietary sales
management process
immediately.
Create synergistic cross-
functional alignment.
Leadership
In Process
Team
Sales Management
Cross-Functional Alignment
Market Position
Establishes
Scale and Presence
Achieve attractive
market position.
Establish strong presence
and FNB hub with a regional
headquarters.
Market Position
(2)
#3 #10 #14
Regional Headquarters In Process
(1) Data per U.S. Census Bureau;(2) Deposit market share, pro-forma, excludes custodial bank in Pittsburgh MSA (3) Information as of August 6, 2013 as per
local market monitor

286
80 % increase
159
2007
2Q13 Pro-Forma

56
107 % increase
27
2007
2Q13 Pro-Forma

12.6
In Millions
70 % increase
7.4
2007
2Q13 Pro-Forma

5.0
67 % increase
3.0
2007
2Q13 Pro-Forma

FNB Corporation

Expanded Franchise = Enhanced Organic Growth Prospects

Note: Market population and market businesses represent current metrics based on respective FNB MSA presence
Data per FNB, SNL Financial and/or U.S. Census Bureau (Businesses)
Acquisition-
Related
Expansion in
Higher Growth
Markets
Enhances
Organic Growth
Opportunities
FNB Branches
FNB Counties of Operation
(MSA)
FNB Markets Households
(MSA)
FNB Markets' Population

23 Strong Operating Results 2Q13 Highlights and Trends

2Q13 Operating Results

2Q13 Operating Highlights
Operating net income
(1)
$30.1 million
Operating diluted EPS
(1)
$0.21
ROTA
(1)
1.08%
ROTE
(1)
17.33%
Net interest margin 3.63%
Efficiency ratio 58.6%
Total loan growth (organic, annualized) 5.6%
Transaction deposit growth (organic, annualized) 7.4%
Net charge-offs (originated portfolio, annualized) 0.33%
NPL’s+OREO/Total loans + OREO (originated portfolio) 1.59%
Strong Operating Results
High-quality earnings with provision for loan losses
exceeding net charge-off levels
Year-to-date operating leverage achieved
Revenue growth and expense control
Net interest margin narrowing of three basis points
primarily due to lower accretable yield
Annapolis Bancorp, Inc. (ANNB) acquisition closed and
fully integrated April 6, 2013
Organic growth in average total loans of 5.6%
Organic growth in average commercial loans of 5.8%
Organic growth in average consumer loans of 11.8%
Organic growth in transaction deposits and customer
repurchase agreements of 7.4%
(1) Non-GAAP measure, refer to Appendix for GAAP to Non-GAAP Reconciliation details
Consistent high-quality earnings
Solid profitability results
Organic balance sheet growth continued
Asset quality reflects continued good results

2Q13 Operating Highlights – Quarterly Trends

Current
2Q13
Prior
1Q13
Prior
Year
2Q12
Operating
Earnings
(1)
Net income $30,094 $28,767 $29,336
Earnings per diluted share $0.21 $0.20 $0.21
Profitability
Performance
ROTE
(1)
17.33% 17.46% 19.14%
ROTA
(1)
1.08% 1.08% 1.13%
Net interest margin 3.63% 3.66% 3.80%
Efficiency ratio 58.6% 59.8% 57.7%
Strong
Organic
Growth
Balance Sheet
Trends
(2)
Total loan growth 5.6% 7.1% 2.8%
Commercial loan growth 5.8% 10.8% 4.2%
Consumer loan growth 11.8% 6.1% 8.3%
Transaction deposits and
customer repo growth
(3)
7.4% 2.6% 14.3%
(1) Non-GAAP measure, refer to Appendix for GAAP to Non-GAAP Reconciliation details;(2) Average, annualized linked quarter organic growth results. Organic growth results exclude balances acquired in the ANNB acquisition;(3) Total deposits excluding time deposits
2Q13: 2 bps
1Q13: 4 bps
2Q12: 10 bps
Organic growth in both commercial and
consumer loans
Continued to strengthen deposit mix, with
lower-cost transaction deposits and customer
repurchase agreements comprising 77% of
total deposits and customer repurchase
agreements at June 30, 2013
Quarterly Trends
Prior-year quarter benefited from higher accretable
yield of $1.7 million (net of tax) or $0.01 per diluted
share
Accretable yield benefit included in net interest
margin:
Continued strong organic growth in loans and
transaction deposits and customer repurchase
agreements
Annapolis Bancorp, Inc. acquisition completed
2Q13 (April 6, 2013)

Balance Sheet Highlights

Average Balances,
$ in Millions
2Q13
Reported
Growth
(1)
Organic
Growth
(2)
2Q13 Highlights Balance $ $ %
Securities $2,296 $41.8 - -
Continued strong organic growth in
loans and transaction deposits and
customer repurchase agreements
Organic total loan growth of 5.6%
annualized
Total commercial loan growth
driven by C&I portfolio growth of
8.8% annualized
Total consumer loan growth
driven by home-equity related
portfolios
Further enhanced attractive deposit
mix
Lower cost, relationship-focused
transaction deposits and
customer repurchase agreements
represent 77% of total deposits
and customer repurchase
agreements compared to 73% at
June 30, 2012
(5)
Total loans $8,530 $373.5 $114.6 5.6%
Commercial loans $4,733 $264.2 $64.6 5.8%
Consumer loans
(3)
$2,688 $117.6 $75.8 11.8%
Residential mortgage loans $1,066 -$12.7 -$30.2 -11.2%
Earning assets $10,886 $413.1 - -
Total deposits and customer repos $10,334 $395.7 $37.4 1.5%
Transaction deposits and customer
repos
(4)
$7,873 $427.9 $136.6 7.4%
Time deposits $2,461 -$32.2 -$99.2 -16.0%
(1) Reported linked-quarter growth represents total growth, including balances acquired via the ANNB acquisition;(2) Organic linked-quarter growth represents growth excluding balances acquired via the ANNB acquisition, % growth annualized;(3) Includes Direct Installment, Indirect Installment
and Consumer LOC portfolios;(4) Excludes time deposits;(5) Period-end as of June 30, 2013

3.80%
0.10%
3.70%
3.70%
3.65%
3.66%
0.10%
3.56%
3.66%
3.62%
3.63%
3.61%
4.00%
3.50%
3.00%
2.50%
2.00%
2Q12
3Q12
4Q12
1Q13
2Q13
Core Net Interest Margin
Accretable Yield

Net Interest Margin Trends 27 Net Interest Margin Trends

Asset Quality Results
(1)

$ in Thousands
2Q13 1Q13 2Q12 2Q13 Highlights
NPL’s+OREO/Total loans+OREO 1.59% 1.59% 1.93%
Solid performance with demonstrated stability
compared to the prior quarter and improvement
compared to the prior year
2Q13 provision for loan losses of $7.9 million
exceeds net charge-offs
$6.6 million provision for the originated
portfolios
$1.25 million provision for the acquired
portfolios
Delinquency stable compared to the prior
quarter and improved from the year-ago quarter
Reserve position directionally consistent with
performance
ANNB acquisition completed April 6, 2013
Total delinquency 1.44% 1.45% 1.78%
Provision for loan losses
(2)
$7,903 $7,541 $7,027
Net charge-offs (NCO’s)
(2)
$7,325 $4,213 $7,473
NCO’s/Total average loans
(2)
0.34% 0.21% 0.38%
NCO’s/Total average originated loans 0.33% 0.22% 0.45%
Allowance for loan losses/
Total loans 1.35% 1.39% 1.49%
Allowance for loan losses/
Total non-performing loans 121.68% 124.80% 104.89%
(1)
Metrics shown are originated portfolio metrics unless noted as a total portfolio metric. “Originated portfolio” or “Originated loans” excludes loans acquired at fair value and accounted for in accordance with ASC 805 (effective January 1, 2009), as the risk of credit loss has been considered by virtue of the Corporation’s estimate of fair value.
(2)
Total portfolio metric

4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.74%
2.15%
1.60%
1.59%
1.59%
2010
2011
2012
1Q13
2Q13
FNB
Peer Group Median

1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.77%
0.62%
0.41%
0.28%
FY 2010
FY 2011
FY 2012
YTD 2013
FNB
Peer Group Median

FNB Corporation

Asset Quality Trends

Peer data per SNL Financial, refer to Appendix for peer listing;(1) Metrics shown are originated portfolio. “Originated portfolio” or “Originated loans”
excludes loans acquired at fair value and accounted for in accordance with ASC 805 (effective January 1, 2009), as the risk of credit loss has been considered by virtue of the Corporation’s estimate of fair value;(2) Based on balances at quarter end for each period presented;(3) Full year or year-to-
date results annualized.
NCO’s on Originated Loans/
Total Originated Loans
(1)(3)
NPL’s+OREO/
Total Originated Loans+OREO
(1)(2)
Asset Quality Trends Compare Favorably to Peer Results

Capital Position

Capital Position as of June 30, 2013
2Q13 Capital Level Drivers
Capital levels at June 30, 2013 reflect initial impact of Annapolis Bancorp, Inc. acquisition.
Regulatory capital levels impacted by partial redemption of trust preferred securities ($15.0 million repurchased at a discount in June 2013).
Tangible common equity ratio impacted by changes in unrealized gains and losses included in other comprehensive income
(OCI). Excluding the OCI change, the tangible common equity ratio would have been unchanged from the prior quarter.
12.3%
10.7%
8.4%
6.2%
12.0%
10.4%
8.3%
6.1%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
Total Risk-Based Tier One Leverage Tangible Common Equity
March 31, 2013 June 30, 2013

31 Investment Thesis Long-Term Investment Thesis

Long-Term Investment Thesis - Return Focused

FNB’s long-term investment thesis reflects a commitment to efficient capital management and creating value for our shareholders
Long-Term Investment Thesis
Targeted EPS Growth 5-6%
Targeted Dividend Yield
(Targeted Payout Ratio 60-70%)
4-6%
Implied Total Shareholder Return 9-12%

Upper Quartile Performance Presents Valuation Upside

Assets
($ billions) ROTCE (%)
Efficiency
Ratio (%)
Net Charge-
Offs (%)
Net Interest
Margin (%) Price/TBV (x)
Price/ 2014E
EPS (x)
Dividend
Yield (%)
Total Return
3 Yr (%)
Peer Median Results
Regional Peer Group $16.6 11.82 62.6 0.31 3.37 1.75x 15.24x 2.10 58.67
Top 100 Banks/Thrifts Based on Asset Size $13.0 12.26 62.4 0.25 3.48 1.73x 14.81x 2.20 57.45
Top 100 Trading at > 2.0x Tangible Book $12.4 13.80 57.4 0.17 3.63 2.25x 15.04x 2.52 83.05
F.N.B. Corporation $12.6 17.33 58.6 0.33 3.63 2.58x 14.68x 3.73 88.41
2Q13 Performance Relative Valuation/Total Return
Notes:  Data per SNL Financial and FNB.  Year-to-date performance represents 1Q13.  Relative valuation metrics and total return as of August 15, 2013.  FNB
ROTCE represents operating ROTCE – refer to Supplemental Information.

Deliver Consistent Operating Results

FNB = 80% Percentile FNB = 96% Percentile
Data per FNB and/or SNL Financial
Refer to Supplemental Information for peer listing
FNB’s ability to deliver consistent operating results exceeds peer results
0.00%
0.05%
0.10%
0.15%
0.20%
0.25%
Regional Peer Median FNB
ROAA Volatility
0.000%
0.005%
0.010%
0.015%
0.020%
0.025%
0.030%
0.035%
0.040%
0.045%
0.050%
Regional Peer Median FNB
Revenue/Avg Assets Volatility
FNB and Peer Volatility (Standard Deviation 1Q10 – 2Q13)

Price/Tangible Book Value
3.00
2.50
2.00
1.50
1.00
0.50
0.00
08/18/10
09/15/10
10/13/10
11/10/10
12/08/10
01/05/11
02/02/11
03/02/11
03/30/11
04/27/11
05/25/11
06/22/11
07/20/11
08/17/11
09/14/11
10/12/11
11/09/11
12/07/11
01/04/12
02/01/12
02/29/12
03/28/12
04/25/12
05/23/12
06/20/12
07/18/12
08/15/12
09/12/12
10/10/12
11/07/12
12/05/12
01/02/13
01/30/13
02/27/13
03/27/13
04/24/13
05/22/13
06/19/13
07/17/13
08/14/13
FNB
Regional Peers
Top 100

Consistent Price/TBV Trends
(1) Market data per SNL Financial as of August 15, 2013.  Refer to Supplemental Information for regional peer listing.  Top 100 represents the top 100 U.S.
banks and thrifts by total assets as of 6/30/2013.

Consistent premium to peers based on price to tangible book value per share
(1)

36 Supplemental Information

Supplemental Information Index
Diversified Loan Portfolio
Deposits and Customer Repurchase Agreements
Investment Portfolio
Loan Risk Profile
Marcellus and Utica Shale Exposure
Regency Finance Company Profile
Regional Peer Group Listing
GAAP to Non-GAAP Reconciliation
Second Quarter 2013 Earnings Release (July 23, 2013)

Diversified Loan Portfolio

Note: Balance, CAGR and % of Portfolio based on period-end balances
6/30/2013 CAGR % of Portfolio
($ in millions)
Balance
12/08-
6/30/13
12/31/08 6/30/13
C&I $1,751 12.4% 16% 20%
CRE:  Non-Owner Occupied 1,347 7.8% 17% 17%
CRE:  Owner Occupied 1,470 3.6% 16% 16%
Commercial Leases 136 20.1% 1% 2%
Total Commercial $4,704 8.3% 50% 55%
Consumer Home Equity 1,921 8.9% 21% 22%
Residential Mortgage 1,014 15.5% 10% 12%
Indirect 594 2.5% 9% 7%
Other 183 2.5% 3% 2%
Regency 172 1.2% 2% 2%
Florida 50 -24.5% 5% <1%
Total Loan Portfolio $8,638 7.6% 100% 100%
Well diversified portfolio
Strong growth results driven by commercial loan growth
$8.6 Billion Loan Portfolio
June 30, 2013
C&I + Owner Occupied CRE =
36% of Total Loan Portfolio
Commercial &
Industrial 20%
Consumer
Home Equity
22%
Residential
Mortgage  12%
Indirect  7%
Other  2%
Regency  2%
Florida  0%
Commercial
Leases 2%
CRE: Non-
Owner
Occupied  17%
CRE: Owner
Occupied  16%

Deposits and Customer Repurchase Agreements

Note: Balance, CAGR and % of Portfolio based on period-end balances; (1) Transaction deposits include savings, NOW, MMDA and non-interest bearing deposits; (2) December 31, 2008 through June 30, 2013
6/30/2013 CAGR Mix %
($ in millions)
Balance
12/08-
6/13 12/31/08 6/30/13
Savings, NOW, MMDA $4,975 13.5% 44% 48%
Time Deposits 2,428 1.0% 36% 23%
Non-Interest Bearing 1,974 18.5% 14% 19%
Customer Repos 983 15.5% 6% 10%
Total Deposits and
Customer Repo Agreements $10,360 11.0% 100% 100%
Transaction Deposits (1) and
Customer Repo Agreements $7,932 15.5% 64% 77%
Loans to Deposits and Customer Repo Agreements Ratio =
83% June 30, 2013
New client acquisition and relationship-based focus reflected in favorable deposit mix
– 15.5% average growth for transaction deposits and customer repo agreements (2)
– 77% of total deposits and customer repo agreements are transaction-based deposits (1)
$10.4 Billion Deposits and
Customer Repo Agreements
June 30, 2013
Non-Interest
Bearing 19%
Savings, NOW,
MMDA 48%
Customer
Repos 10%
Time Deposits
23%

AAA, 91.0%
AA, 3.5%
A, 3.7%
BBB,BB,B
CCC,CC,Ca,C
Non-Rated

Available for Sale, 50%
Held to Maturity, 50%

F.N.B. Corporation

% Ratings
($ in millions (1) ) Portfolio Investment %
Agency MBS $865 37% AAA 100%
CMO Agency 834 36% AAA  100%
Agency Senior Notes 400 17% AAA 100%
Municipals 159 7%
AAA
AA
A
BBB
2%
50%
47%
1%
Trust Preferred (2) 33 1%
BBB
BB
B
BBB
Ca
C
5%
13%
13%
9%
2%
58%
Short Term 32 1% AAA 100%
CMO Private Label 10 1%
AA
A
BBB
BB
23%
18%
29%
30%
Corporate 10 1% A 100%
Bank Stocks 2 - Non-Rated
Commercial MBS 1 - AAA 100%
US Treasury 1 - AAA 100%
Total Investment Portfolio
$2,347 100%
Investment Portfolio

(1) Amounts reflect GAAP; (2) Original cost of $ 104 million, adjusted cost of $43 million, fair value of $33 million
2%
Highly Rated $2.3 Billion Investment Portfolio
June 30, 2013
Ratings Composition
– Highly rated with an average rating of AA and 99%
of  the portfolio rated A or better
– General obligation bonds = 99.0% of portfolio
– 78.5% from municipalities located throughout
Pennsylvania
Municipal bond portfolio
95% of total portfolio rated AA or better, 98% rated A
or better
Relatively low duration of 3.2
Portfolio comprised of 50% AFS and 50% HTM

Loan Risk Profile
(1) Originated portfolio metric
$ in millions
Balance
6/30/2013 % of Loans NPL's/Loans
(1)
YTD Net Charge-
Offs/Loans
(1)
Total Past
Due/Loans
(1)
Commercial and Industrial $1,751 20.3% 0.50% 0.18% 0.75%
CRE:  Non-Owner Occupied 1,470 17.0% 1.17% 0.37% 1.34%
CRE:  Owner Occupied 1,347 15.6% 1.96% 0.11% 2.25%
Home Equity and Other Consumer 2,058 23.8% 0.51% 0.32% 0.86%
Residential Mortgage 1,014 11.7% 1.42% 0.13% 2.62%
Indirect Consumer 594 6.9% 0.20% 0.37% 0.97%
Regency Finance 172 2.0% 4.10% 3.76% 3.50%
Commercial Leases 136 1.6% 0.50% 0.22% 1.36%
Florida 50 0.6% 22.41% -3.77% 22.41%
Other 45 0.5% 0.00% 0.13% 0.11%
Total $8,637 100.0% 1.11% 0.28% 1.44%

Unconventional Well Drilling Permits
Permit Year
Marcellus extent
MCOR

Chatham
Lake Erie
Dunkirk
Jamestown
Ithaca
Elmira
Binghamton
Ashtabula
Mentor
Warren
Allegheny Plateau
Wellsboro
Towanda
St Marys
Akron
Barberton
Canton
Clarion
Clearfield
Bloomsburg
Wilkes-Barre
Hazleton
Allentown
Coshocton
Zanesville
Wheeling
Harrisburg
Reading
Philadelphia
Chambersburg
New Martinsville
Morgantown
Cumberland
Hagerstown
Newark
Wilmington
Fairmont

F.N.B. Corporation

Marcellus and Utica Shale Exposure

(1) Sources: www.marcellus.psu.edu, retrieved May 3, 2013; (2) www.dnr.state.oh.us, retrieved June 5, 2013; (3) Sterne Agee June 7, 2010 and FBR Capital
Markets, March 2, 2011.
Pennsylvania
Ohio
FNB PA/OH Banking Locations
Pennsylvania
Ohio
FNB is well-positioned in the Marcellus Shale and Utica
Shale regions with a Pennsylvania footprint that closely
aligns with the Marcellus Shale concentration and
exposure to the Utica Shale region in Ohio.
FNB has been noted by analysts as being one of the
best geographically positioned banks to benefit from
the Marcellus Shale.
(3)
Ohio Utica Shale (2)
(1)
FNB branch map per SNL Financial

Marcellus and Utica Shale FNB Strategic Focus

Opportunity for FNB relates to potential indirect and induced economic benefits across footprint
Direct Effect:
Oil and Gas
Indirect Effect:
Supply Chain
Induced Benefit:
Consumption
Directly associated with the extraction, processing and
delivery of the gas
Drilling, extraction and support activities
Provides goods and services to the energy industry
e.g.: Iron and steel, transportation, commodity traders,
heavy equipment, surveyors, utilities, rig parts,
attorneys, real estate, machinery manufacturers, etc.
Resulting benefit to industries and individuals from positive direct and indirect effects
e.g.: Higher education, travel, housing, food and drink,
entertainment, utilities, etc.
FNB
Strategic Focus:
Supply Chain and
Consumption

Tennessee
Consumer finance business with over 80 years of consumer lending experience
Credit quality: 2013 YTD net charge-offs to average loans of 3.73%
Returns: 2Q13 : ROA 3.75%, ROE 40.29%, ROTE 45.30%
Regency Finance Company Profile
(1)
Return on average tangible common equity (ROTCE) is calculated by dividing net income less amortization of intangibles by average common equity less average intangibles.

72 Locations
Spanning Four
States
Regency Finance Company
$172 Million Loan Portfolio
86% of Real Estate Loans are First Mortgages
Kentucky
Ohio
Pennsylvania
60%
26%
14%
Direct Real Estate Sales Finance

Regional Peer Group Listing

Ticker Institution Ticker Institution
ASBC Associated Bancorp ONB Old National Bancorp
AF Astoria Financial Corporation PVTB Private Bancorp, Inc.
CBSH Commerce Bancshares, Inc. SUSQ Susquehanna Bancshares, Inc.
FMER First Merit Corp. UMBF UMB Financial Corp.
FULT Fulton Financial Corporation VLY Valley National Bancorp
MBFI MB Financial, Inc WBS Webster Financial Corporation
NPBC National Penn Bancshares, Inc. WTFC Wintrust Financial Corporation

GAAP to Non-GAAP Reconciliation

Operating: Earnings, Return on Avg Tangible Equity, Return on Avg Tangible Assets
June 30, 2013 March 31, 2013 June 30, 2012 2012 2011 2010
Operating net income
Net income $29,192 $28,538 $29,130 $110,410 $87,047 $74,652
Add: Merger and severance costs, net of tax 1,915 229 206 5,203 3,238 402
Add: Litigation settlement accrual, net of tax - - - 1,950 - -
Add: Branch consolidation costs, net of tax - - - 1,214 - -
Less: Gain on extinguishment of debt, net of tax 1,013 - - 942 - -
Less: One-time pension expense credit, net of tax - - - - - 6,853
Operating net income $30,094 $28,767 $29,336 $117,835 $90,285 $68,201
Operating diluted earnings per share
Diluted earnings per share $0.20 $0.20 $0.21 $0.79 $0.70 $0.65
Add: Merger and severance costs, net of tax 0.01 0.00 0.00 0.04 0.03 0.00
Add: Litigation settlement accrual, net of tax - - - 0.01 - -
Add: Branch consolidation costs, net of tax - - - 0.01 - -
Less: Gain on extinguishment of debt, net of tax (0.01) - - 0.01 - -
Less: One-time pension expense credit - - - - - 0.06
Operating diluted earnings per share $0.21 $0.20 $0.21 $0.84 $0.72 $0.60
Operating return on average tangible equity
Operating net income (annualized) $120,706 $116,668 $117,991 $117,835 $90,285 $68,201
Amortization of intangibles, net of tax (annualized) 5,538 5,237 6,192 5,938 4,698 4,364
$126,244 $121,904 $124,182 $123,773 $94,983 $72,565
Average shareholders' equity $1,473,945 $1,410,827 $1,367,333 $1,376,493 $1,181,941 $1,057,732
Less: Average intangible assets 745,458 712,466 718,507 717,031 599,851 564,448
Average tangible equity $728,487 $698,361 $648,826 $659,462 $582,090 $493,284
Operating return on average tangible equity 17.33% 17.46% 19.14% 18.77% 16.32% 14.71%
Operating return on average tangible assets
Operating net income (annualized) $120,706 $116,668 $117,991 $117,835 $90,285 $68,201
Amortization of intangibles, net of tax (annualized) 5,538 5,237 6,192 5,938 4,698 4,364
$126,244 $121,904 $124,182 $123,773 $94,983 $72,565
Average total assets $12,470,029 $12,004,759 $11,734,221 $11,782,821 $9,871,164 $8,906,734
Less: Average intangible assets 745,458 712,466 718,507 717,031 599,851 564,448
Average tangible assets 11,724,570 $          11,292,292 $          11,015,714 $          11,065,790 $ 9,271,313 $ 8,342,286 $
Operating return on average tangible assets 1.08% 1.08% 1.13% 1.12% 1.02% 0.87%
For the Quarter Ended Year Ended December 31,